Exhibit 10.21

*** CONFIDENTIAL TREATMENT REQUESTED.

Confidential portions of this document have been redacted and have been separately filed with the Commission.

FIRST AMENDMENT TO PATHOLOGY SERVICES AGREEMENT

THIS FIRST AMENDMENT TO PATHOLOGY SERVICES AGREEMENT (the “Amendment”) is made and entered into as of December 19, 2012, by and between VERACYTE, INC., a California corporation (“Veracyte”) and THYROID CYTOLOGY PARTNERS, P.A., a Texas professional association (“Pathologists”) with respect to the following:

RECITALS

A.                                        Veracyte is engaged in the business of developing and marketing diagnostic testing utilizing Veracyte’s proprietary molecular assays and procuring the related anatomic and cytologic pathology through contracted pathologists.

B.                                        Brazos Valley Pathology, P.A., doing business as Reitpath, a Texas professional association, and Veracyte have entered into that certain Pathology Services Agreement dated November 10, 2010, as assigned to Pathologists on May 18, 2011 (the “Agreement”) pursuant to which Pathologists provide certain professional pathology services to Veracyte.

C.                                        Veracyte and Pathologists desire to amend the Agreement.

AGREEMENT

IN CONSIDERATION of the foregoing recitals and the mutual promises and covenants contained herein, Veracyte and Pathologists agree as follows:

1.                                          Defined Terms.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

2.                                          Section 1(b).  Section 1(b) to the Agreement is hereby amended and restated to read in its entirety as follows:

“(b)                               Approved Physicians.  Pathologists will provide the services through individual physicians listed on Exhibit B (“Approved Physicians”). From time to time additional physicians may be engaged by Pathologists to furnish services under this Agreement; provided, however, that each additional physician must satisfy the professional standards and qualifications set forth in this Agreement. Veracyte shall have the sole discretion to approve any such physician in writing prior to furnishing services. Pathologists shall also undertake commercially reasonable efforts to hire a nationally recognized thyroid expert, on at least a part-time basis, to assist Pathologists in providing the Services (as defined below) pursuant to this Agreement.”

3.                                          Section 1(d).  Section 1(d) to the Agreement is hereby amended and restated to read in its entirety as follows:

“(d)                               International Arrangements.  The Parties shall meet and confer in good faith to negotiate the terms and conditions pursuant to which the Services may be provided by Pathologists for samples obtained outside of the United States by Veracyte. Veracyte may engage multiple service providers to provide the Services for patients located outside of the United States.”

4.                                          Section 3(b).  Section 3(b) to the Agreement is hereby amended and restated to read in its entirety as follows:

“(b)                               Covered States.  Veracyte may provide specimens from the fifty United States (the “Covered States”).”

5.                                          Section 6.  Section 6 to the Agreement is hereby amended and restated to read in its entirety as follows:

“6.                                    Term.  This Agreement shall become effective on the Effective Date, and shall continue until December 31, 2015 (the “Expiration Date”), unless terminated earlier as provided herein. The Agreement shall automatically renew for successive one (1) year terms unless either Party gives written notice of its intention not to renew this Agreement at least twelve (12) months prior to the end of the then current term.”

6.                                          Section 8(d)(iii).  Section 8(d)(iii) to the Agreement is hereby amended and restated to read in its entirety as follows:

“(iii)                             Veracyte shall reimburse Pathologists for the annual cost incurred prior to January 1, 2013 for renewing state licenses (other than Texas) for Approved Physicians. Veracyte shall also reimburse Pathologists for the costs incurred prior to January 1, 2013 for acquiring licenses for Approved Physicians in states other than Texas in order to provide the Services hereunder; this will include, without, limitation, reimbursement of the costs incurred prior to the Effective Date of this Agreement for licenses acquired specifically in anticipation of the execution of the Agreement. Pathologists shall assume all financial responsibility for the costs incurred on or after January 1, 2013 for licensing all Approved Physicians, including, without limitation, any patient compensation fund contribution requirements required by any applicable state law.”

7.                                          New Section 8(d)(iv).  Section 8(d)(iv) is hereby added to the Agreement to read in its entirety as follows:

“(iv)                            Pathologists shall be entitled to use one or more offices as mutually agreed from time to time in office space leased by Veracyte at 12357 A Riata Trace Parkway, Building 5, Austin, Texas 78727. Commencing on January 1, 2013, Pathologists shall reimburse Veracyte the proportionate share, including common areas,(based on the ratio of office space used by Pathologists relative to the total space leased by Veracyte) of Veracyte’s actual out-of-pocket rental costs for such space including base rent and operating expenses.”

8.                                          Exhibit E.  Exhibit E is hereby amended and restated to read in its entirety as attached hereto as Exhibit E, effective January 1, 2013.

9.                                          Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

10.                                   Continuing Effect of Agreement.  Except as herein provided, all of the terms and conditions of the Agreement remain in full force and effect from the Effective Date of the Agreement.

11.                                   Reference.  After the date of this Amendment, any reference to the Agreement shall mean the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, Veracyte and Pathologists have executed this Amendment as of the day and year first written above.

VERACYTE

VERACYTE, INC., a California corporation

/s/ Mark E. Spring
By:	Mark E. Spring
Its	CFO

THYROID CYTOLOGY PARTNERS, P.A., a Texas professional association

/s/ [ILLEGIBLE]
By:
Its	President

EXHIBIT B

APPROVED PHYSICIANS

Dr. Katherine O’Reilly

Dr. Torn Traweek

Dr. Cherry Starling

Dr. Rose Matte

Dr. Kevin Stancoven

Dr. Alex Van Amerongen

Dr. Mike Cohen

Dr. Kelly Gilliland

Dr. Laura Been

Dr. Eric Harp

Dr. Nancy Ciau

*** Confidential material redacted and filed separately with the Commission.

EXHIBIT E

FEE SCHEDULE

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